The MainStay Funds
                     Supplement dated March 20, 1997 to the
                          Prospectus dated May 1, 1996


The Prospectus is amended as follows:

1. In the description of the Value Fund under the heading "Who's Managing Your Money?" on page 28 Mr. Kolefas' biography is hereby deleted and replaced with the following:

           Mr. Simon joined MacKay-Shields in 1993. Mr. Simon is a Director of MacKay-Shields and specializes in equity securities. Previously, Mr. Simon was a senior equity research analyst and portfolio manager at National Securities and Research Corporation (from 1991-1992) and Neuberger & Berman (from 1987-1991).

2. Effective January 1, 1996, the Administrator voluntarily agreed to reduce its fees payable by the Equity Index Fund to the extent that Fund's total expenses (including Rule 12b-1 fees) for any fiscal year exceed .80% of the value of the Fund's average annual net assets. See Note + to the chart on the Administrator's fees on page 63.

3. In the section titled "Deferred Sales Charge Class B Shares - Contingent Deferred Sales Charge, Class B" on page 68, the following subsection is added at the end of the listing of redemptions for which the contingent deferred sales charge will be waived:

           and (xviii) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

4. In the description of the High Yield Corporate Bond Fund under the heading "The Fund invests in..." on page 30, the first item under "Under normal market conditions..." is hereby deleted and replaced with the following:

           ...at least 65% of total assets in corporate debt securities: all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B). These securities tend to offer yields above those that are rated higher and are not considered speculative.

5. In the description of the  International  Equity Fund and  International
   Bond Fund under the heading "Who's Managing your Money?" on pages 25 and 31, respectively, Mr. Perelstein's biography is hereby deleted and replaced with the following on page 31:

           Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception in September 1994 to August 1995. Previously, Mr. Portera was a portfolio manager specializing in international debt securities at ABN-AMRO Bank, N.V. (from 1988-1991).

   Shigemi Takagi remains a portfolio manager of the International Equity Fund. His biography appears on page 25.

6. In the description of the Government Fund under the heading "The Fund invests in..." on page 29, the following should be inserted after the third bullet point:

           ...up to 35% of total assets in mortgage-backed and asset-backed securities that are not U.S. government securities.

7. In the description of the Convertible Fund under the heading, "Who's Managing your Money?" on page 26, the biographical information is hereby deleted and replaced with the following:

           Denis LaPlaige, Neil Feinberg and Thomas Wynn of MacKay-Shields Financial Corporation.

           Mr. LaPlaige is President, Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993 and Chief Investment Officer in 1996. He has managed this Fund since 1991 and is also a manager of the Value Fund and the High Yield Corporate Bond Fund. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager for the Convertible Fund since he joined the firm in 1992. For the previous three years, he was an analyst for National Securities and Research Corporation; and for the prior four years he worked as a CPA/auditor for Peat Marwick Main & Company. Mr. Wynn has been a portfolio manager for the Convertible Fund since 1997 and joined the firm in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over twelve years experience in investment management and research.

                               The MainStay Funds
                     Supplement dated March 20, 1997 to the
              Statement of Additional Information dated May 1, 1996


I. The Government Fund's investment policy set out on page B-30 which reads as follows:

         "The Government Fund will not invest in any privately issued CMOs if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs."

is modified to read as follows:

         "The Government Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one such CMO, more than 10% of The Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs."

II. The Trust has adopted new procedures with regard to the segregation of assets. The sections "Foreign Currency Transactions," "Writing Call Options," "Writing Put Options," "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" and "Swap Agreements", are hereby changed to reflect that each Fund may use any liquid asset for segregation purposes.